UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/13/2005

OCTEL CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Global House, Bailey Lane, Manchester, M90 4AA
(Address of Principal Executive Offices, Including Zip Code)

011 44 161 498 8889
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

By a letter dated January 11th, 2005 and in accordance with a resolution adopted by a special meeting of the board dated December 15th 2004, the registrant appointed Mr Hugh Aldous, aged 60, as a director until the next Annual Meeting of Shareholders of the registrant, May 3rd 2005, when Mr Aldous may be nominated for election for a term of three years. Mr Aldous will be a member of the Audit Committee with effect from the February 15th, 2005 board meeting.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OCTEL CORP.

Date: January 12, 2005.	By:	/s/ Paul W. Jennings
Paul W. Jennings
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release